UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2023

T STAMP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41252	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3017 Bolling Way NE, Floors 1 and 2, Atlanta, Georgia 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 806-9906

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	IDAI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 6, 2023, T Stamp, Inc., a Delaware corporation (the "Company"), received confirmation of the acceptance of its Third Amended and Restated Certificate of Incorporation (the "Third Restated Certificate") from the Secretary of State of Delaware. The Third Restated Certificate was approved by the Company’s stockholders by written consent pursuant to a definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2023. Written consent from the majority of stockholders was received as of May 13, 2023. During the vote by written consent, the Company believed the amended and restated certificate to constitute the Second Amended and Restated Certificate of Incorporation, but was required to identify the approved amendment as the Third Amended and Restated Certificate of Incorporation for conformity to the requirements of the Secretary of State of Delaware.

The following summary of the terms of the Third Restated Certificate is qualified in its entirety by the Third Restated Certificate, which is included as an exhibit to this current report on Form 8-K:

No Increase to the Authorized Shares of Common Stock, Elimination of Preferred Stock

The Third Restated Certificate does not increase the number of authorized shares of Common Stock of the Company. Rather, the Third Restated Certificate maintains the authorized amounts of 50,000,000 shares of Common Stock and eliminates the 2,000,000 shares of Preferred Stock.

Removal of Terms of the Preferred Stock

As there are no longer shares of Preferred Stock outstanding, the Third Restated Certificate removes the terms associated with the Preferred Stock.

Affirming Quorum Requirements

The Third Restated Certificate establishes, consistent with the bylaws of the Company, that a quorum of the stockholders may be met with the presence, in person or by proxy, of 33 1/3% of the outstanding shares of Common Stock of the Company.

Adoption of Classified Board

The Third Restated Certificate provides for a classified board of directors of the Company, with the board divided into three classes. Class I will hold office initially for a term expiring at the 2023 annual meeting of stockholders; Class II will hold office initially for a term expiring at the 2024 annual meeting of stockholders; and Class III will hold office initially for a term expiring at the 2025 annual meeting of stockholders. At each annual meeting following this initial classification and election, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected and qualified.

The directors of the Company have been divided into classes as follows:

CLASS I:

•	Gareth Genner
•	William McClintock
•	Mark Birschbach

CLASS II:

•	Kristin Stafford
•	Andrew Gowasack

CLASS III:

•	Joshua Allen
•	Berta Pappenheim

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.6	Third Amended and Restated Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T STAMP INC.
By:	/s/Gareth Genner
Name:	Gareth Genner
Title:	Chief Executive Officer

Dated: July 7, 2023